UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                               ----------------

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event
                           Reported): June 29, 2006

             CWHEQ Revolving Home Equity Loan Trust, Series 2006-E
             -----------------------------------------------------
                      (Exact name of the issuing entity)
          Commission File Number of the issuing entity: 333-132375-04

                                  CWHEQ, Inc.
                                  -----------
           (Exact name of the depositor as specified in its charter)
              Commission File Number of the depositor: 333-132375

                         Countrywide Home Loans, Inc.
                         ----------------------------
            (Exact name of the sponsor as specified in its charter)

                  Delaware                          87-0698310
                  --------                          ----------
        (State or Other Jurisdiction               (I.R.S. Employer
     of Incorporation of the depositor)        Identification No. of the
                                                     depositor)

     4500 Park Granada
     Calabasas, California                              91302
     ---------------------                             -------
     (Address of Principal                           (Zip Code)
     Executive Offices of the depositor)

         The depositor's telephone number, including area code (818) 225-3240
                                                               --------------

------------------------------------------------------------------------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act
       (17 CFR 240.14a-12(b))

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
       Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
       Exchange Act (17 CFR 240.13e-4(c))

Section 8.

Item 8.01. Other Events.
----       ------------

         On June 29, 2006, United Guaranty Residential Insurance Company of North Carolina issued a second mortgage bulk insurance policy (the "Loan Insurance Policy"). The Loan Insurance Policy is annexed hereto as Exhibit 99.1.

         On June 29, 2006, Countrywide Home Loans, Inc. ("CHL") entered into a Cap Contract Administration Agreement (the "Cap Contract Administration Agreement"), dated as of June 29, 2006, by and among CHL and JPMorgan Chase Bank, N.A. ("JPMorgan"), as Cap Contract Administrator (in such capacity, the "Cap Contract Administrator") and as Trustee, under the Indenture. The Cap Contract Administration Agreement is annexed hereto as Exhibit 99.2.

          On June 29, 2006, CHL entered into an Assignment Agreement (the "Cap Contract Assignment Agreement"), dated as of June 29, 2006, by and among, CHL, the Cap Contract Administrator and Barclays Bank PLC, as counterparty (the "Counterparty"), pursuant to which CHL assigned all of its rights and delegated all of its duties and obligations under the Cap Contract (as defined below) to the Cap Contract Administrator. The Cap Contract Assignment Agreement is annexed hereto as Exhibit 99.3.

         On June 29, 2006, CHL entered into an interest rate cap contract (the "Cap Contract"), as evidenced by a Confirmation between CHL and the Counterparty ("Confirmation"). The Confirmation is annexed hereto as Exhibit I to the Cap Contract Assignment Agreement.

         On February 16, 2006, CWHEQ, Inc. (the "Company") entered into an
Item 1115 Agreement (the "Item 1115 Agreement"), dated as of February 16, 2006, by and among the Company, as depositor, CHL, CWALT, Inc., CWMBS, Inc., CWABS, Inc. and the Counterparty. The Item 1115 Agreement is annexed hereto as Exhibit II to the Cap Contract Assignment Agreement.







-------------------------------

* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus dated April 14, 2006 and the Prospectus Supplement dated June 28, 2006 of CWHEQ, Inc., relating to its Revolving Home Equity Loan Asset Backed Notes, Series 2006-E (the
"Prospectus").



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

Section 9.
----------

Item 9.01. Financial Statements, Pro Forma Financial
----       ----------------------------------------

         Information And Exhibits.
         ------------------------

(a)   Not applicable.

(b)   Not applicable.

(c)   Exhibits:

99.1  Loan Insurance Policy.

99.2  Cap Contract Administration Agreement.

99.3  Cap Contract Assignment Agreement.

      I.   Confirmation.

      II.  Item 1115 Agreement.



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

         SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               CWHEQ, INC.






                                              By:  /s/ Darren Bigby
                                                   ----------------------
                                                   Name:   Darren Bigby
                                                   Title:  Vice President


Dated: December 19, 2006

EXHIBIT INDEX
-------------

Exhibit           Description
-------           -----------

99.1     Loan Insurance Policy.

99.2     Cap Contract Administration Agreement.

99.3     Cap Contract Assignment Agreement.

         I. Confirmation.

         II. Item 1115 Agreement.



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